UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------

       Date of Report (Date of earliest event reported): February 8, 2005
                                                         ----------------

                                VICOR CORPORATION
               (Exact name of Registrant as specified in charter)

    Delaware                              0-18277                04-2742817
-------------------              ------------------------     ----------------
(State or other jurisdiction     (Commission file number)       (IRS employer
of incorporation)                                            identification no.)


                 25 Frontage Road, Andover, Massachusetts 01810
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (978) 470-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 8, 2005, Vicor Corporation issued a press release announcing its financial results for the fourth quarter and year end of 2004. The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. The information furnished under this Item 2.02, including the Exhibit attached hereto, shall not be deemed "filed" for any purpose, including for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


Item 9.01  Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being furnished herewith:

Exhibit
Number   Title
-------  -----
99.1     Vicor Corporation's press release dated February 8, 2005.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VICOR CORPORATION


Dated: February 8, 2005                 By:  /s/ Mark A. Glazer
                                           -----------------------------
                                        Name:  Mark A. Glazer
                                        Title:   Chief Financial Officer


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

                                  EXHIBIT INDEX



Exhibit
Number   Title
-------  -----
99.1     Vicor Corporation's press release dated February 8, 2005.












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